AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT (the "Amendment"), dated June 21, 2007, is entered into by and among Langer, Inc., Silipos, Inc., Twincraft, Inc., Regal Medical, Inc. (each a "Borrower" and collectively, the "Borrowers"), and WACHOVIA BANK, NATIONAL ASSOCIATION (as more fully defined in Paragraph 1 of this Amendment, the "Lender").

RECITALS

The Borrowers and the Lender are parties to a Loan and Security Agreement dated May 11, 2007 (as amended from time to time, the "Loan Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Loan Agreement unless otherwise specified.

The Borrowers have requested that certain amendments be made to the Loan Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Section 2.3 of the Loan Agreement shall be deleted in its entirety and restated as follows:

> "Term Loans. Subject to and upon the terms and conditions contained herein, Lender agrees to make a Term Loan to one or more of the Borrowers in an original principal amount not to exceed $5,000,000 in the aggregate amount, and any such loan shall not exceed eighty five (85%) percent of the net orderly liquidation value of Eligible Equipment and seventy (70%) percent of the fair market value of Eligible Real Property. No Term Loans shall be available to the Borrower until such time as the Availability Block is $0, nor shall any Term Loan be available until Borrower has delivered to Lender projections for fiscal year 2008 in form and substance satisfactory to Lender in its sole discretion. Each of the Term Loans is (a) evidenced by a Term Promissory Note in such original principal amount duly executed and delivered by the applicable Borrower to Lender concurrently herewith; (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, such Term Promissory Note, and the other Financing Agreements and (c) secured by all of the Collateral."

2. Section 8.3 of the Loan Agreement shall be deleted in its entirety and restated as follows:

> "Financial Statements; No Material Adverse Change. All financial statements relating to any Borrower or Guarantor which have been or may hereafter be delivered by any Borrower or Guarantor to Lender have been prepared in accordance with GAAP (except as to any interim financial statements, to the extent such statements are subject to normal year-end adjustments and do not include any notes) and fairly present in all

material respects the financial condition and the results of operation of such Borrower and Guarantor as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrowers and Guarantors to Lender prior to the date of this Agreement, there has been no act, condition or event which has had or is reasonably likely to have a Material Adverse Effect since the date of the most recent audited financial statements of any Borrower or Guarantor furnished by any Borrower or Guarantor to Lender prior to the date of this Agreement. The projections for the fiscal year ending 2007 shall be delivered in form and substance reasonably acceptable to Lender no later than forty-five (45) days following the date of this agreement. Any projections hereafter delivered to Lender shall be prepared in light of the past operations of the businesses of Borrowers and Guarantors and be based upon estimates and assumptions stated therein, all of which Borrowers and Guarantors shall have determined to be reasonable and fair in light of the then current conditions and current facts and shall reflect the good faith and reasonable estimates of Borrowers and Guarantors of the future financial performance of Parent and its Subsidiaries and of the other information projected therein for the periods set forth therein."

3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof.

5. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender as follows:

(a) The Borrowers have all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms.

(b) The execution, delivery and performance by the Borrowers of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrowers are a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Section 8 of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. References. All references in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Security Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

7. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

8. Costs and Expenses. The Borrowers hereby reaffirm its agreement under the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

9. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:________________________
Peter Provenzale, Director

LANGER, INC.

By: [signature]
W. Gray Hudkins, President

SILIPOS, INC.

By: [signature]
W. Gray Hudkins, President

TWINCRAFT, INC.

By: [signature]
W. Gray Hudkins, Executive Chairman

REGAL MEDICAL, INC.

By: [signature]
W. Gray Hudkins, President